                                                                   EXHIBIT 10.28

THIS DOCUMENT WAS DRAFTED BY
AND WHEN RECORDED RETURN TO:

Donald P. Norwich, Esq.
OPPENHEIMER WOLFF & DONNELLY
3400 Plaza VII Building
45 South Seventh Street
Minneapolis, Minnesota 55402


              ASSIGNMENT OF RENTS,  LEASE(S), INCOME AND REVENUES

     THIS ASSIGNMENT ("Assignment"), is made and given this 22nd day of October, 1996, by NATIONAL GAMING COMPANIES, INC., a Minnesota corporation ("Borrower") and 353 MYERS AVENUE LIMITED PARTNERSHIP, a Minnesota limited partnership ("Partnership") (both Borrower and Partnership being herein sometimes collectively referred to as "Assignor"), each of whose post office address is 9855 West 78th Street, Suite 220, Eden Prairie, Minnesota 55344 to MILLER & SCHROEDER INVESTMENTS CORPORATION, a Minnesota corporation ("Assignee"), whose post office address is 300 Pillsbury Center, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                        PRELIMINARY STATEMENT OF FACTS:

     A. The Borrower is the owner of those parcels of real estate situate in City of Cripple Creek, County of Teller, State of Colorado as described in Exhibit "A" attached hereto with the exception of Parcel No. 2.

     B. The Partnership is the owner of Parcel No. 2 as described in Exhibit "A" on which land there is located improvements which are operated as a gaming casino commonly known as the "Jubilee Casino" ("Casino"). The other parcels owned by the Borrower provide parking and other facilities for use by the Casino. As used in this Deed of Trust the term "Premises" includes all of real property and improvements thereon described in Exhibit "A" attached ("Premises").

     C. The Borrower is a limited partner of the Partnership holding a 97.165647% interest in the Partnership. Cripple Creek Corporation, a Minnesota corporation, is also a partner of the Partnership and holds a 2% interest as general partner and holds the remaining percentage interest of the Partnership as a limited partner.

     D. The Assignee is making a loan to the Borrower in the amount of up to Three Million Five Hundred Sixty-Four Thousand and no/100 Dollars ($3,564,000.00) ("Loan") the proceeds of which are being used to among other things reimburse the Borrower for costs of acquiring its interest in the Partnership, the stock of Cripple Creek Corporation, the Premises, to retire existing indebtedness of the Partnership, to pay off short term debt of the






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Partnership, to cover future development costs and to fund various reserves required by the Assignee.

     E. The Loan is evidenced by a Promissory Note dated of even date herewith executed and delivered by the Borrower to the Assignee in the principal sum of Three Million Five Hundred Sixty-Four Thousand and no/100 Dollars
($3,564,000.00) ("Note").

     F. As security for the repayment of the Note, the Assignor is executing and delivering to the Assignee its Deed of Trust and Security Agreement and Fixture Filing and Financing Statement of even date herewith (herein the "Deed of Trust") conveying the Premises to the Public Trustee of the County of Teller, Colorado in trust for the benefit of the Assignee

     G. The Partnership is executing and delivering to the Assignee its Guaranty of the Note to be dated of even date herewith ("Guaranty") and which Guaranty is also executed by Robert Swenson, Stephen Sherf, Craig Forsman, Terrance DeRoche, John Klinkhammer and National Lodging Companies, Inc., a Minnesota corporation. All of such parties including the Partnership are herein referred to as the "Guarantors".

     H. As security for the repayment of the Loan as evidenced by the Note and to secure the obligations of the Partnership under the Guaranty, and in order to induce the Assignee to extend the Loan to the Borrower and in recognition that the Borrower, as majority partner in the Partnership will be using the funds to retire the existing indebtedness on the Casino, the Partnership is executing this Assignment

     I. As further condition to the making of the Loan the Assignor is executing and delivering to the Assignee this Assignment.

     J. The Loan and all sums due and payable under the Note, the Deed of Trust and this Assignment are herein sometimes referred to as the "Indebtedness".

     NOW THEREFORE FOR VALUE RECEIVED, Assignor hereby grants, transfers and assigns to Assignee all Lease(s) and agreements for the leasing, use or occupancy of the Premises now, heretofore or hereafter entered into, and all renewals and extensions thereof ("Lease(s)") together with:

          1. the immediate and continuing right to receive and collect the rents from the leasing of the Premises including all monies owed the Assignor for payments for services performed pursuant to any Lease(s) and for materials, leasehold improvements or otherwise furnished or installed pursuant to any Lease(s) all accounts, contract rights and rights to payments arising out of the operation of the Casino or any other facility on the Premises including but not limited to payments for the rental or sale or use of rooms, for beverages, food and goods sold or leased, for services rendered, whether or not yet earned by performance, for the rental, sale or use of any equipment, from vending machines, all payments from any consumer

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     credit/charge card organization, whether or not now existing or owed or hereinafter credited or owed, and all proceeds of the foregoing, whether cash or non-cash ("Rents");

          2. for recovery of damages done to the Premises under any Lease(s) and the abatement of any nuisance existing thereon ("Damages");

          3. for payments and awards resulting from default under said Lease(s) and for the cancellation of said Lease(s) prior to the expiration date or the waiver of any obligation thereof ("Awards");

          4. for payment in lieu of rent or pursuant to a termination of the Lease(s) or a settlement of the obligations of the Tenant under any Lease(s) ("Termination Payments");

          5. all guarantees of the obligations of any tenant under any Lease(s) ("Guarantees");

          6. all rights and remedies the Assignor may have against a tenant under any Lease(s) ("Remedies");

          7. all proceeds payable by reason of the exercise by a tenant of any option to purchase the Premises or any first refusal rights of a tenant contained in any Lease(s) ("Option Proceeds");

          8. any award or damages payable to the Assignor pursuant to any bankruptcy, insolvency or reorganization proceeding affecting any tenant ("Bankruptcy Payments"); and

          9. all security deposits paid by any tenant under any Lease(s) ("Security Deposits");

all the foregoing being collectively referred to herein as the "Lease Rights".

     AND THE ASSIGNOR FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGREES AS
FOLLOWS:

                          I.  PERFORMANCE OF LEASE(S)

1.1  Performance of Lease(s).  The Assignor shall:

     A. Faithfully abide by, perform and discharge each and every obligation, covenant and agreement under any Lease(s) to be performed by the landlord thereunder;



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     B.  Enforce or secure the performance of each and every material obligation, covenant, condition and agreement of said Lease(s) by the tenants thereunder to be performed;

     C. Not borrow against, pledge or further assign any Rents due under said Lease(s);

     D. Not permit the prepayment of any Rents for more than thirty (30) days in advance nor for more than the next accruing installment of Rents, nor anticipate, discount, compromise, forgive or waive any Rents;

     E. Not waive, excuse, condone or in any manner release or discharge the tenants of or from the obligations, covenants, conditions and agreements by any tenant to be performed under the Lease(s);

     F. Not permit any tenant to assign or sublet its interest in its Lease(s) unless required to do so by the terms of its Lease(s);

     G.  Not terminate any Lease(s);

     H. Not consent to a subordination of any Lease(s) to any party other than Assignee and then only if specifically consented to by the Assignee;

     I. Not amend or modify any Lease(s) or alter the obligations of the parties thereunder without the consent of the Assignee; and

     J.  Not accept a surrender of any Lease(s).



                           II. PROTECTION OF SECURITY

2.1 Protection of Security. The Assignee shall have the right at Assignor's sole cost and expense to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with any Lease(s) or the obligations, duties or liabilities of the landlord thereunder, and Assignor agrees to pay all costs and expenses of Assignee, including attorney's fees in a reasonable sum, in any such action or proceeding in which the Assignee in its sole discretion may appear.


                      III. REPRESENTATIONS AND WARRANTIES


3.1  Representations and Warranties.  Assignor represents and warrants:

     A. that it is now the absolute owner of said Lease Rights with full right and title to assign the same;


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     B.  that there are no outstanding assignments or pledges of any Lease
Rights;

     C. that there are no existing defaults under the provisions of any Lease(s) on the part of any party to the Lease(s);

     D. that all obligations on the part of the landlord under any Lease(s) have been fully complied with;

     E. that no Rents has been collected for more than thirty (30) days in advance of its due date or waived, anticipated, discounted, compromised or released, except as may have been previously disclosed to Assignee in writing;

     F. that to Assignor's knowledge no tenant has any defenses, setoffs, or counterclaims against Assignor;

     G. Assignor has not executed any instrument that would prevent Assignee from enjoying the benefits of this Assignment; and

     H. that no part of the Premises is used as a homestead of the Assignor or as agricultural property.

                             IV. PRESENT ASSIGNMENT

4.1 Present Assignment. This Assignment is a perfected, absolute and present assignment, provided unless and until an Event of Default shall occur hereunder the Assignor shall have the license to collect, but not prior to accrual, the Rents, and to retain, use and enjoy the same. Upon an Event of Default the Assignee at its sole election may revoke such license.

                              V. EVENTS OF DEFAULT

5.1 Event of Default. It shall be an Event of Default under this Assignment upon the happening of any of the following:

     A. failure to comply with any of the provisions of the Note including without limitation the failure to make any payment on the Note whether principal, interest, premium or late charge, when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise); or

     B. a "Default" as defined therein shall occur under the Note and shall not have been cured within the time permitted therein to cure; or

     C. failure to pay when due any other Indebtedness and such failure shall continue for a period of ten (10) days after notice thereof to Assignor; or


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     D.   failure to comply with or perform any of the terms, conditions or covenants of this Assignment and such failure shall continue for a period of ten
(10) days after notice thereof to Assignor; provided, if the same is not susceptible of cure within said time limits and the same may be cured within a reasonable period of time thereafter the time period shall be extended for such additional time as is reasonably necessary to effectuate such cure provided such curative action is promptly taken in good faith and diligently prosecuted to completion and the security afforded hereby and the interest of the Assignee is not in jeopardy or be subject to forfeiture; or

     E. either Assignor or any guarantor or surety of the Note shall fail to pay its, his or her debts as they become due, or shall make an assignment for the benefit of its, his or her creditors, or shall admit in writing its, his or her inability to pay its, his or her debts as they become due, or shall file a petition under any chapter of the Federal Bankruptcy Code or any similar law, state or federal, now or hereafter existing, or shall become "insolvent" as that term is generally defined under the Federal Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it, him or her file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty (60) days after its commencement or convert the case from one chapter of the Federal Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its, his or her property, or any part thereof, in any proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and such custodian, trustee or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated or stayed within sixty (60) days of the appointment; or

     F. any representation or warranty made by Assignor herein, in the Note or in any other instrument given as security for the Note shall be false, breached or dishonored in any material manner; or

     G. an Event of Default (as defined therein) shall occur under the Deed of Trust or any other instrument securing the Note and shall not have been cured within the time permitted therein to cure.

                                  VI. REMEDIES

6.1 Remedies. Upon an Event of Default the Assignee may declare all Indebtedness immediately due and payable, may revoke the license granted Assignor hereunder to collect the Rents, and may, at its option, without notice, either in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, collect all of the Rents and enforce the payment thereof, exercise the Lease Rights and all of the rights of the Assignor under any Lease(s) and all of the rights of the Assignee hereunder, and may enter upon, take possession of, manage and operate said Premises, or any part thereof; may cancel, enforce or modify the Lease(s), and fix or modify Rents, and do any acts which the Assignee



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deems proper to protect the security hereof with or without taking possession of said Premises, and may apply the same to the costs and expenses of operation, management and collection, including reasonable attorney's fees, to the payment of the fees and expenses of any agent, or receiver so acting, to the payment of taxes, assessments, insurance premiums and expenditures for the management and upkeep of the Premises, to the performance of the landlord's obligation under the Lease(s) and to any Indebtedness all in such order as the Assignee may determine. The entering upon and taking possession of said Premises, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any default or waive, modify or affect notice of default under said Deed of Trust or invalidate any act done pursuant to such notice nor in any way operate to prevent the Assignee from pursuing any remedy which it now or hereafter may have under the terms or conditions of said Deed of Trust or the Note secured thereby or any other instrument securing the same.

                             VII. GENERAL COVENANTS

7.1 No Liability Imposed on Assignee. The Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under the Lease(s) nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises upon the Assignee nor for the carrying out of any of the terms and conditions of said Lease(s); nor shall it operate to make the Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger nor liable for laches or failure to collect any Rents or protect the Lease(s).

7.2 Indemnification. The Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under the Lease(s) or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Lease(s). Should the Assignee incur any such liability, or in the defense of any such claims or demands or a judgment be entered against Assignee, the amount thereof, including costs, expenses, and reasonable attorney's fees, shall bear interest thereon at the rate then in effect on the Note and Assignor shall reimburse the Assignee for the same immediately upon demand.

7.3 Tenant to Recognize Assignee. Each tenant under any Lease is hereby irrevocably authorized and directed to recognize the claims of Assignee or any receiver appointed without investigating the reason for any action taken or the validity or the amount of indebtedness owing to the Assignee, or the existence of any default in the Note, Deed of Trust, or Event of Default hereunder, or the application to be made by the Assignee or such receiver. Assignor hereby irrevocably directs and authorizes the tenants to pay to Assignee or such receiver all sums due under the Lease(s) and consents and directs that said sums shall be paid to any such receiver in accordance with terms of its receivership or to Assignee



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without the necessity for a judicial determination that a default has occurred hereunder or under the Deed of Trust or that Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to Assignee or such receiver, the Assignor agrees that the tenant shall have no further liability to Assignor for the same. The sole signature of the Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of the Assignee or such receiver for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Premises. Checks for all or any part of the rentals collected under this Assignment shall upon notice from the Assignee be drawn to the exclusive order of the Assignee or such receiver.

7.4 Security Deposits. Upon an Event of Default Assignor shall on demand transfer to the Assignee any security deposits held by Assignor under the terms of any Lease(s) to be held by Assignee and applied in accordance with the provisions of the Lease(s). Until Assignee makes such demand and the deposits are paid over to Assignee the Assignee assumes no responsibility for any such security deposit and the Assignor shall remain liable to each Tenant for the retention of such security deposit and any required interest thereon. If required by applicable law to maintain such security deposits in a separate account, the Assignor shall not commingle such security deposits with its other funds and accounts and shall deposit the same in an account, separated from its general funds, and if such deposits are required by law to be refunded to the respective tenants with interest thereon, such account shall be an interest bearing account.

7.5 Attorney In Fact. Assignor hereby irrevocably appoints Assignee and its successors and assigns as its agent and attorney in fact, irrevocable, which appointment is coupled with an interest, to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to make this Assignment and any further assignment effective.

7.6 Assignment of Future Lease(s). That until the Indebtedness shall have been paid in full, Assignor will on demand of the Assignee deliver to the Assignee executed copies of any and all other and future Lease(s) upon all or any part of the said Premises and agrees to make, execute and deliver unto Assignee upon demand and at any time or times, any and all assignments and other instruments sufficient to assign such Lease Rights thereunder to Assignee or that the Assignee may deem to be advisable for carrying out the true purposes and intent of this Assignment. From time to time on request of the Assignee the Assignor agrees to furnish Assignee with a rent roll of the Premises disclosing current tenancies, rents payable, and such other matters as Assignee may reasonably request.

7.7 No Mortgagee In Possession. Nothing herein contained and no actions taken pursuant to this Assignment shall be construed as constituting the Assignee a "Mortgagee in Possession".

7.8 Assignee Creditor of Tenant. Assignor agrees that Assignee, and not Assignor, shall be and be deemed to be the creditor of any tenant in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution, or receivership



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proceedings affecting such tenant, (without obligation on the part of Assignee, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditor's rights therein) with an option to Assignee to apply any money received by Assignee as such creditor in reduction of the Indebtedness; provided unless an Event of Default has occurred and is continuing the Assignor may exercise the right of a creditor of any tenant provided it acts with due regard for the interest of the Assignee in the Lease(s) and as a fiduciary would under similar circumstances.

7.9 Continuing Rights. The rights and powers of Assignee or any receiver hereunder shall continue and remain in full force and effect until all Indebtedness, including any deficiency remaining from a sale of the Premises pursuant to a foreclosure or sale pursuant to any power of sale under the Deed of Trust is paid in full, and shall continue after commencement of an action to foreclosure the Deed of Trust or to exercise any such power of sale thereunder and after foreclosure sale and until expiration of any period of redemption.

                              VIII. MISCELLANEOUS

8.1 Successors and Assigns. This Assignment and each and every covenant, agreement and provision hereof shall be binding upon the Assignor and its successors and assigns including without limitation each and every from time to time record owner of the Premises or any other person having an interest therein and shall inure to the benefit of the Assignee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is a party to this Assignment.

8.2 Choice of Law. Notwithstanding the situs of the Premises, the parties to this instrument have contracted for the law of the State of Minnesota to govern the loan, including matters of construction, validity and performance and the obligations arising hereunder, provided, however, that with respect to the creation, perfection, priority and enforceability of this instrument, and any warranties of title contained in this instrument with respect to the Premises, and the provisions hereof which relate to realizing upon the security covered by this instrument, the applicable provisions of this instrument shall be governed by, and interpreted in accordance with, the laws of the State of Colorado, applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

8.3 Severability. It is the intent of this Assignment to confer to Assignee the rights and benefits hereunder to the full extent allowable by law. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Assignment.

8.4 Notices. Any notices and other communications permitted or required by the provisions of this Assignment (except for telephonic notices expressly permitted) shall be in



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writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Certified Mail, Return Receipt Requested, bearing adequate postage, or deposited with reputable private courier or overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time to change its address and shall have the right to specify as its address any other address within the United States of America.

     Each notice to Assignee shall be addressed as follows:

                        Miller & Schroeder Investments Corporation
                        300 Pillsbury Center
                        220 South Sixth Street
                        Minneapolis, Minnesota  55402
                        Attn:Vice President - Mortgage Loans

     Each notice to Assignor shall be addressed as follows:

                        National Gaming Companies, Inc.
                        9855 West 78th Street, Suite 220
                        Eden Prairie, Minnesota  55344
                        Attn: President

                        353 Myers Avenue Limited Partnership
                        9855 West 78th Street, Suite 220
                        Eden Prairie, Minnesota  55344
                        Attn: Managing General Partner


8.5 Captions and Headings. The captions and headings of the various sections of this Assignment are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

8.6 Consent to Jurisdiction. The Assignor submit(s) and consent(s) to personal jurisdiction of the Courts of the State of Minnesota and Courts of the United States of America sitting in such State for the enforcement of this instrument and waive(s) any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the State of Minnesota. Litigation may be commenced in any state court of general jurisdiction for the State of Minnesota or the United States District Court located



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in that state, at the election of the Assignee.  Nothing contained herein shall prevent Assignee from bringing any action against any other party or exercising any rights against any security given to Assignee or against the Assignor personally, or against any property of the Assignor within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of consent to jurisdiction or of the submission made by the Assignor to personal jurisdiction within the State of Minnesota.

     IN FURTHERANCE WHEREOF, this Assignment is executed as of the date first above written.


                               NATIONAL GAMING COMPANIES, INC.,
                               a Minnesota corporation


                               By: /s/ Robert Swenson
                                   ---------------------------
                                   Its: President
                                        ----------------------


                               353 MYERS AVENUE LIMITED
                               PARTNERSHIP, a Minnesota limited partnership

                               By: CRIPPLE CREEK CORPORATION, a
                               Minnesota corporation, its general partner

                               By: /s/ Robert Swenson
                                   --------------------------
                                   Its:  President
                                       ----------------------



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STATE OF MINNESOTA    )
                 ) ss.
COUNTY OF HENNEPIN    )


     The foregoing was instrument was acknowledged before me this 22nd day of October, 1996, by Robert Swenson, the President of National Gaming Companies, Inc., a Minnesota corporation on behalf of the corporation.

                                             /s/ Marvella Playle
                                             ---------------------------
                                             Notary Public


STATE OF MINNESOTA   )
                ) ss.
COUNTY OF HENNEPIN   )


     The foregoing was instrument was acknowledged before me this 22nd day of October, 1996, by Robert Swenson, the President of Cripple Creek Corporation, a Minnesota corporation, the general partner of 353 Myers Avenue Limited Partnership, a Minnesota limited partnership, on behalf of the limited partnership.

                                                     /s/ Marvella Playle
                                                     ------------------------
                                                     Notary Public


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                                  EXHIBIT "A"
                               Legal Description
PARCEL 1A:

     Lots 34 through 36,
     Block 22,
     FREMONT (now Cripple Creek);

PARCEL 1B:

     Lots 37 through 40,
     Block 22,
     FREMONT (now Cripple Creek);

PARCEL 2:

     Lots 11 and 31R,
     (Lot 31R being formerly known as Lots 31, 32 and 33),
     Block 22,
     FREMONT (now Cripple Creek),
     according to the original plat as modified by the Subdivision Exemption Plat recorded September 12, 1991 in Plat Book L Page 13;PARCEL 3:

     Lots 28, 29, and 30,
     Block 22,
     FREMONT (now Cripple Creek);

PARCEL 4:

     The Surface only of
     Lots 1 through 15,
     Block 26,
     FREMONT (now Cripple Creek);

PARCEL 5:

     Lots 1 through 13,
     Block 1,
     ARCADIA HEIGHTS ADDITION TO THE CITY OF CRIPPLE CREEK;

NOTE: The North 1/2 of Warren Avenue lying Easterly of Fourth Street and Westerly of the Midland Terminal Railway Right of Way appears to have been vacated and probably should be included in any legal documents.

All in Teller County, Colorado.



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